UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 27, 2024

Consolidated Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2116 South 17th Street, Mattoon, Illinois	61938-5973
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (217) 235-3311

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value	CNSL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introduction

On December 27, 2024, Consolidated Communications Holdings, Inc., a Delaware corporation (the “Company”), completed the transactions contemplated by the Agreement and Plan of Merger, dated as of October 15, 2023 (the “Merger Agreement”), by and among the Company, Condor Holdings LLC, a Delaware limited liability company (“Parent”) affiliated with certain funds managed by affiliates of Searchlight Capital Partners, L.P. (“Searchlight”), and Condor Merger Sub Inc., a Delaware corporation (“Merger Sub”). In accordance with the Merger Agreement, Merger Sub merged with and into the Company with the Company surviving the merger as a wholly owned subsidiary of an affiliate of Searchlight (the “Surviving Corporation” and such merger, the “Merger”).

Item 1.02.	Termination of Material Definitive Agreements.

The information provided in the Introduction of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), the Company terminated the Company’s 2005 Long-Term Incentive Plan (as amended and restated effective February 21, 2021), as amended.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introduction and Items 3.03, 5.01, 5.02 and 5.03 of this Current Report is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the Effective Time and as a result of the Merger:

(a)	each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock (i) held directly or indirectly by Parent or any subsidiary of the Company, (ii) held by the Company as treasury shares or held by Merger Sub (which were cancelled without payment of any consideration) or (iii) held by any person who properly exercised appraisal rights under Delaware law) was automatically cancelled and converted into the right to receive an amount in cash equal to $4.70 per share, without interest (the “Merger Consideration”), subject to any withholding of taxes required by applicable law;

(b)	(i) each share of Company Common Stock held directly by Parent immediately prior to the Effective Time automatically converted into one validly issued, fully paid and nonassessable share of common stock, no par value per share, of the Surviving Corporation and (ii) all Company Common Stock issued and outstanding immediately prior to the Effective Time that were held by any direct or indirect wholly owned subsidiary of the Company or by any direct or indirect wholly owned subsidiary of Parent (other than Merger Sub) automatically converted into such number of validly issued, fully paid and nonassessable shares of common stock, no par value per share, of the Surviving Corporation, or fraction thereof, such that the ownership percentage of any such subsidiary in the Surviving Corporation immediately following the Effective Time equaled the ownership percentage of such subsidiary in the Company immediately prior to the Effective Time;

(c)	(i) each Company restricted share award (“Company RSAs”) (A) held by a non-employee director or by certain affiliates of Searchlight and (B) outstanding as of immediately prior to the Effective Time vested and converted into the right to receive the Merger Consideration, and (ii) all other Company RSAs outstanding as of immediately prior to the Effective Time were converted into time-based restricted cash awards based on the Merger Consideration and subject to the same terms and conditions, including with respect to vesting, as were applicable to the corresponding Company RSAs; and

(d)	each Company performance share award (“Company PSAs”) outstanding as of immediately prior to the Effective Time converted into a performance-based restricted cash award based on the Merger Consideration and subject to the same terms and conditions, including with respect to both the time-based vesting conditions and the performance-based vesting conditions as were applicable to the corresponding Company PSAs (except that the relative total shareholder return modifier was deemed to be achieved at the target level) in accordance with the terms set forth in the Merger Agreement.

Following the Merger, all shares of Series A Preferred Stock (as defined in the Merger Agreement) remain outstanding in accordance with the terms of the Series A Certificate of Designations (as defined in the Merger Agreement).

The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Current Report does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 16, 2023, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introduction and Items 2.01 and 3.03 of this Current Report is incorporated herein by reference.

Prior to the opening of trading on December 27, 2024, the Company notified The Nasdaq Global Select Market (“Nasdaq”) that the Merger had been completed and that a certificate of merger had been filed with the Secretary of State of the State of Delaware, and requested that Nasdaq suspend trading of the Company Common Stock on Nasdaq prior to the opening of trading on December 27, 2024. Trading of the Company Common Stock on Nasdaq was halted prior to the opening of trading on December 27, 2024. The Company also requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to effect the delisting of all Company Common Stock from Nasdaq and the deregistration of such Company Common Stock under Section 12(b) of the Exchange Act. As a result, the Company Common Stock will no longer be listed on Nasdaq.

In addition, the Company intends to file a Form 15 Certification and Notice of Termination of Registration Under Section 12(g) of the Exchange Act or Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Exchange Act with the SEC, requesting the termination of registration of the shares of Company Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to all Company Common Stock and post-effective amendments to its registration statements on Form S-8, terminating the registration of the Company Common Stock underlying such registration statements.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Introduction and Items 1.02, 2.01, 3.01, 5.01 and 5.03 of this Current Report is incorporated herein by reference.

As a result of the Merger, each share of Company Common Stock that was issued and outstanding as of immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report) was converted, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of shares of Company Common Stock ceased to have any rights as shareholders of the Company, other than the right to receive the Merger Consideration for such shares pursuant to the terms of the Merger Agreement.

Item 5.01.	Changes in Control of Registrant.

The information provided in the Introduction and Items 2.01 and 5.02 of this Current Report is incorporated herein by reference.

As a result of the completion of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of an affiliate of Searchlight.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information provided in the Introduction and Items 1.02 and 2.01 of this Current Report is incorporated herein by reference.

Immediately prior to the Effective Time, in connection with the consummation of the Merger, each member of the Company’s board of directors resigned from and ceased serving on the Company’s board of directors and any and all committees thereof. No director resigned as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The members of the Company’s board of directors immediately prior to the Effective Time were Robert J. Currey, Andrew S. Frey, David G. Fuller, Thomas A. Gerke, Roger H. Moore, Maribeth S. Rahe, Marissa M. Solis and C. Robert Udell, Jr.

At the Effective Time, pursuant to the terms of the Merger Agreement, (a) the directors of Merger Sub immediately prior to the Effective Time continued as the directors of the Surviving Corporation; and (b) the officers of the Company immediately prior to the Effective Time continued as the officers of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introduction and Item 2.01 of this Current Report is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time (the “Amended and Restated Certificate of Incorporation”). In addition, at the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time became the bylaws of the Surviving Corporation, except (a) for changes contemplated by the Merger Agreement and (b) that references to Merger Sub’s name were replaced with references to the Surviving Corporation’s name (the “Second Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 15, 2023, by and among Consolidated Communications Holdings, Inc., Condor Holdings LLC and Condor Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on October 16, 2023)
3.1	Amended and Restated Certificate of Incorporation of Consolidated Communications Holdings, Inc.
3.2	Second Amended and Restated Bylaws of Consolidated Communications Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

By:	/s/ Fred A. Graffam III
	Name:	Fred A. Graffam III
	Title:	Chief Financial Officer

Date: December 27, 2024